Exhibit 10.11.2

WAIVER AND AMENDMENT NO. 2, dated as of March 7, 2007 (this “Waiver and Amendment”), among AMR HOLDCO, INC., a Delaware corporation (“AMR Holdco”), EMCARE HOLDCO, INC., a Delaware corporation (“EmCare Holdco”; each of AMR Holdco and EmCare Holdco is herein referred to as a “Borrower” and, together, as the “Borrowers”), EMERGENCY MEDICAL SERVICES L.P., a Delaware limited partnership (“Holdings”), the Guarantors, BANK OF AMERICA, N.A., as Administrative Agent, and the Required Lenders listed on the signature pages hereto, to the Credit Agreement dated as of February 10, 2005 (as amended, supplemented, amended and restated or otherwise modified from time to time, the “Credit Agreement”) among the Borrowers, Holdings, the Administrative Agent, the Lenders named therein, BANC OF AMERICA SECURITIES LLC and J.P. MORGAN SECURITIES INC., as Joint Lead Arrangers and Joint Bookrunning Managers, JPMORGAN CHASE BANK, N.A., as Syndication Agent, and LASALLE BANK NATIONAL ASSOCIATION and GENERAL ELECTRIC CAPITAL CORPORATION, as Co-Documentation Agents.  Capitalized terms used and not otherwise defined herein shall have the meanings assigned to them in the Credit Agreement.

WHEREAS, certain of the Loan Documents restrict the ability of the Borrowers to change their corporate name;

WHEREAS, on or about January 6, 2006 AMR Holdco, Inc. changed its name to EMSC Management, Inc. (the “Original Name Change”);

WHEREAS, the Name Changes may have resulted in one or more Defaults and/or Events of Default under the Loan Documents;

WHEREAS, on or about January 12, 2007 EMSC Management, Inc. filed a Certificate of Correction with the State of Delaware voiding the Original Name Change, thus changing its name back to AMR Holdco, Inc. (the “Subsequent Name Change” and together with the Original Name Change, collectively the “Name Changes”);

WHEREAS, the Borrowers have requested that the Agents and the Lenders waive any and all Defaults and Events of Default under the Loan Documents that may have resulted directly or indirectly as a result of either of the Name Changes;

WHEREAS, the Borrowers have requested that the Agents and the Lenders agree to amend certain provisions of the Credit Agreement as set forth herein;

NOW, THEREFORE, in consideration of the premises and covenants contained herein and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto, intending to be legally bound hereby, agree as follows:

Section   1.           Waiver.

Subject to the condition precedent set forth in Section 4 below, the Required Lenders hereby waive any Default or Event of Default under the Credit Agreement or the Loan Documents that now exists or at any time existed as a direct or indirect result of either of the Name Changes, including but not limited to any such Default or Event of Default arising under Section 6.15 of the Credit Agreement, clause (d) or (l) of Section 8.01 of the Credit Agreement or by virtue of a failure to comply with Section 6.03(a) of the Credit Agreement.

Section   2.           Amendments.

Subject to the condition precedent set forth in Section 4 below, the Required Lenders and the Loan Parties hereby agree to amend the Credit Agreement as follows:

(a)           Section 1.01 of the Credit Agreement is hereby amended as follows:

(i)            The reference to “$10,000,000” appearing in clause (vii) of the definition of Permitted Acquisition contained therein is replaced with a reference to “$25,000,000.”

(ii)           Clause (ix) of the definition of Permitted Acquisition is deleted in its entirety.

(b)           Section 6.01(c) of the Credit Agreement is hereby amended by replacing the phrase “at least 15 days before” appearing therein with “not later than 30 days after.”

Section   3.           Representations and Warranties.   The Borrowers represent and warrant to the Lenders as of the date hereof and the Effective Date that:

(a)           The execution, delivery and performance of this Waiver and Amendment have been duly authorized by all necessary corporate action by the Borrowers, and do not and will not (i) contravene the terms of the Borrowers’ Organization Documents; (b) conflict with or result in any breach or contravention of, or the creation of any Lien under, or require any payment to be made under (i) any Contractual Obligation to which a Borrower is a party or (ii) any order, injunction, writ or decree of any Governmental Authority or any arbitral award to which such Person or its property is subject; or (c) violate any Law, except in the case of clause (b) or (c) as would not reasonably be expected to have a Material Adverse Effect.

(b)           Before and after giving effect to this Waiver and Amendment, the representations and warranties set forth in the Credit Agreement are true and correct in all material respects on and as of the date of such Credit Extension, except to the extent that such representations and warranties specifically refer to an earlier date, in which case they shall be true and correct in all material respects as of such earlier date.

(c)           At the time of and after giving effect to this Waiver and Amendment, no Default or Event of Default has occurred and is continuing.

Section   4.           Conditions to Effectiveness.   (a)  This Waiver and Amendment shall become effective on the date (the “Effective Date”) on which the Administrative Agent

(or its counsel) shall have received from (i) Lenders constituting the Required Lenders and (ii) each of the other parties hereto, either (x) a counterpart of this Waiver and Amendment signed on behalf of such party or (y) written evidence satisfactory to the Administrative Agent (which may include telecopy transmission of a signed signature page of this Waiver and Amendment) that such party has signed a counterpart of this Waiver and Amendment.

Section   5.           Expenses.   The Borrowers agree to reimburse the Administrative Agent for its and the other Agents’ reasonable out-of-pocket expenses incurred by them in connection with this Waiver and Amendment, including the reasonable fees, charges and disbursements of Cahill Gordon & Reindel LLP, counsel for the Administrative Agent.

Section   6.           Counterparts.   This Waiver and Amendment may be executed in any number of counterparts and by different parties hereto on separate counterparts, each of which when so executed and delivered shall be deemed to be an original, but all of which when taken together shall constitute a single instrument.  Delivery of an executed counterpart of a signature page of this Waiver and Amendment by facsimile transmission shall be effective as delivery of a manually executed counterpart hereof.

Section   7.           Applicable Law.   THIS AGREEMENT SHALL BE GOVERNED BY, CONSTRUED AND ENFORCED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.

Section   8.           Headings.   The headings of this Waiver and Amendment are for purposes of reference only and shall not limit or otherwise affect the meaning hereof.

Section   9.           Effect of Waiver and Amendment.   Except as expressly set forth herein, this Waiver and Amendment shall not by implication or otherwise limit, impair, constitute a waiver of or otherwise affect the rights and remedies of the Lenders or the Agents under the Credit Agreement or any other Loan Document, and shall not alter, modify, amend or in any way affect any of the terms, conditions, obligations, covenants or agreements contained in the Credit Agreement or any other provision of the Credit Agreement or any other Loan Document, all of which are ratified and affirmed in all respects and shall continue in full force and effect.

[Signature Pages Follow]

IN WITNESS WHEREOF, the parties hereto have caused this Waiver and Amendment to be duly executed as of the date first above written.

AMR HOLDCO, INC.
By:	/s/ William A. Sanger
Name: William A. Sanger
Title: Chief Executive Officer
EMCARE HOLDCO, INC.
By:	/s/ William A. Sanger
Name: William A. Sanger
Title: Chief Executive Officer
EMERGENCY MEDICAL SERVICES L.P., as guarantor
By: Emergency Medical Services Corporation, its general partner
By:	/s/ William A. Sanger
Name: William A. Sanger
Title: Chief Executive Officer

AMERICAN MEDICAL RESPONSE, INC.
HANK’S ACQUISITION CORP.
FOUNTAIN AMBULANCE SERVICE, INC.
MEDLIFE EMERGENCY MEDICAL SERVICE, INC.
AMERICAN MEDICAL RESPONSE NORTHWEST, INC.
AMERICAN MEDICAL RESPONSE WEST
METROPOLITAN AMBULANCE SERVICE
AMERICAN MEDICAL RESPONSE OF INLAND EMPIRE
DESERT VALLEY MEDICAL TRANSPORT, INC.
SPRINGS AMBULANCE SERVICE, INC.
AMERICAN MEDICAL RESPONSE OF COLORADO, INC.
INTERNATIONAL LIFE SUPPORT, INC.
MEDEVAC MIDAMERICA, INC.
MEDEVAC MEDICAL RESPONSE, INC.
AMERICAN MEDICAL RESPONSE OF OKLAHOMA, INC.
AMERICAN MEDICAL RESPONSE OF TEXAS, INC.
KUTZ AMBULANCE SERVICE, INC.
AMERICAN MEDICAL RESPONSE HOLDINGS, INC.
AMERICAN MEDICAL RESPONSE MANAGEMENT, INC.
A1 LEASING, INC.
FLORIDA EMERGENCY PARTNERS, INC.
MOBILE MEDIC AMBULANCE SERVICE, INC.
METRO AMBULANCE SERVICE, INC.
METRO AMBULANCE SERVICE (RURAL), INC.
MEDIC ONE AMBULANCE SERVICES, INC.
AMERICAN MEDICAL RESPONSE OF SOUTH CAROLINA, INC.
AMERICAN MEDICAL RESPONSE OF NORTH CAROLINA, INC.
AMERICAN MEDICAL RESPONSE OF GEORGIA, INC.
TROUP COUNTY EMERGENCY MEDICAL SERVICES, INC.
RANDLE EASTERN AMBULANCE SERVICE, INC.
MEDI-CAR SYSTEMS, INC.
MEDI-CAR AMBULANCE SERVICE, INC.

AMERICAN MEDICAL RESPONSE OF TENNESSEE, INC.
PHYSICIANS & SURGEONS AMBULANCE SERVICE, INC.
AMERICAN MEDICAL RESPONSE OF ILLINOIS, INC.
MIDWEST AMBULANCE MANAGEMENT COMPANY
PARAMED, INC.
MERCY AMBULANCE OF EVANSVILLE, INC.
TIDEWATER AMBULANCE SERVICE, INC.
AMERICAN MEDICAL RESPONSE OF CONNECTICUT, INCORPORATED
AMERICAN MEDICAL RESPONSE OF MASSACHUSETTS, INC.
AMERICAN MEDICAL RESPONSE MID-ATLANTIC, INC.
AMBULANCE ACQUISITION, INC.
METRO AMBULANCE SERVICES, INC.
BROWARD AMBULANCE, INC.
ATLANTIC AMBULANCE SERVICES ACQUISITION, INC.
ATLANTIC/KEY WEST AMBULANCE, INC.
ATLANTIC/PALM BEACH AMBULANCE, INC.
SEMINOLE COUNTY AMBULANCE, INC.
LIFEFLEET SOUTHEAST, INC.
AMERICAN MEDICAL PATHWAYS, INC.
ADAM TRANSPORTATION SERVICE, INC.
ASSOCIATED AMBULANCE SERVICE, INC.
PARK AMBULANCE SERVICE INC.
FIVE COUNTIES AMBULANCE SERVICE, INC.
SUNRISE HANDICAP TRANSPORT CORP.
STAT HEALTHCARE, INC.
LAIDLAW MEDICAL TRANSPORTATION, INC.
MERCY, INC.
AMERICAN INVESTMENT ENTERPRISES, INC.
LIFECARE AMBULANCE SERVICE, INC.
TEK, INC.
MERCY LIFE CARE
HEMET VALLEY AMBULANCE SERVICE, INC.
AMERICAN MEDICAL RESPONSE OF SOUTHERN CALIFORNIA
MEDIC ONE OF COBB, INC.
PUCKETT AMBULANCE SERVICE, INC.

AMERICAN MEDICAL RESPONSE DELAWARE VALLEY, LLC

By: American Medical Response Mid-Atlantic, Inc., its sole member

REGIONAL EMERGENCY SERVICES, LP

By: Florida Emergency Partners, Inc., its general partner

PROVIDACARE, L.L.C.

By: American Medical Pathways, Inc., its sole member

AMR BROCKTON, L.L.C.

By: American Medical Response of Massachusetts, Inc., its manager

By:	/s/ Randel G. Owen
Name: Randel G. Owen
Title: Vice President

EMS MANAGEMENT LLC

By: AMR HoldCo, Inc. and EmCare HoldCo, Inc., its members

By:	/s/ William A. Sanger
Name: William A. Sanger
Title: Chief Executive Officer

EMCARE HOLDINGS INC.
EMCARE, INC.
EMCARE OF ALABAMA, INC.
EMCARE CONTRACT OF ARKANSAS, INC.
EMCARE OF ARIZONA, INC.
EMCARE OF CALIFORNIA, INC.
EMCARE OF COLORADO, INC.
EMCARE OF CONNECTICUT, INC.
EMCARE OF FLORIDA, INC.
EMCARE OF GEORGIA, INC.
EMCARE OF HAWAII, INC.
EMCARE OF INDIANA, INC.
EMCARE OF IOWA, INC.
EMCARE OF KENTUCKY, INC.
EMCARE OF LOUISIANA, INC.
EMCARE OF MAINE, INC.
EMCARE OF MICHIGAN, INC.
EMCARE OF MINNESOTA, INC.
EMCARE OF MISSISSIPPI, INC.
EMCARE OF MISSOURI, INC.
EMCARE OF NEVADA, INC.
EMCARE OF NEW HAMPSHIRE, INC.
EMCARE OF NEW JERSEY, INC.
EMCARE OF NEW MEXICO, INC.
EMCARE OF NEW YORK, INC.
EMCARE OF NORTH CAROLINA, INC.
EMCARE OF NORTH DAKOTA, INC.
EMCARE OF OHIO, INC.
EMCARE OF OKLAHOMA, INC.
EMCARE OF OREGON, INC.
EMCARE OF PENNSYLVANIA, INC.
EMCARE OF RHODE ISLAND, INC.
EMCARE OF SOUTH CAROLINA, INC.
EMCARE OF TENNESSEE, INC.
EMCARE OF TEXAS, INC.
EMCARE OF VERMONT, INC.
EMCARE OF VIRGINIA, INC.
EMCARE OF WASHINGTON, INC.
EMCARE OF WEST VIRGINIA, INC.
EMCARE OF WISCONSIN, INC.
EMCARE PHYSICIAN PROVIDERS, INC.
EMCARE PHYSICIAN SERVICES, INC.
EMCARE SERVICES OF ILLINOIS, INC.
EMCARE SERVICES OF MASSACHUSETTS, INC.
EMCARE ANESTHESIA SERVICES, INC.

ECEP, INC.
COORDINATED HEALTH SERVICES, INC.
EM-CODE REIMBURSEMENT SOLUTIONS, INC.
EMERGENCY MEDICINE EDUCATION SYSTEMS, INC.
EMERGENCY SPECIALISTS OF ARKANSAS, INC. II
FIRST MEDICAL/EMCARE, INC.
HEALTHCARE ADMINISTRATIVE SERVICES, INC.
OLD STAT, INC.
REIMBURSEMENT TECHNOLOGIES, INC.
STAT PHYSICIANS, INC.
THE GOULD GROUP, INC.
TIFTON MANAGEMENT SERVICES, INC.
TUCKER EMERGENCY SERVICES, INC.
HELIX PHYSICIANS MANAGEMENT, INC.
NORMAN BRUCE JETTON, INC.
PACIFIC EMERGENCY SPECIALISTS MANAGEMENT, INC.
AMERICAN EMERGENCY PHYSICIANS MANAGEMENT, INC.
PHYSICIAN ACCOUNT MANAGEMENT, INC.
PROVIDER ACCOUNT MANAGEMENT, INC.
CHARLES T. MITCHELL, M.D., INC.
GLOBAL MEDICAL RESPONSE, INC.
AIR AMBULANCE SPECIALISTS, INC.
EHR MANAGEMENT CO.

EMCARE OF MARYLAND LLC

By: EmCare Holdings Inc. and EmCare, Inc., its members

EMERGENCY MEDICAL SERVICES L.P.

By: Emergency Medical Services Corporation, its general partner

By:	/s/ William A. Sanger
Name: William A. Sanger
Title: Chief Executive Officer

BANK OF AMERICA, N.A., as

Administrative Agent
By:	/s/ Robert Rittelmeyer
Name: Robert Rittelmeyer
Title: Vice President

BANK OF AMERICA, N.A., as a Lender
By:	/s/ Robert Klawinski
Name: Robert Klawinski
Title: Senior Vice President

JPMORGAN CHASE BANK, N.A., as a Lender
By:	/s/ Dawn L. Leelum
Name: Dawn L. Leelum
Title: Executive Director

[Remaining signatures intentionally omitted]